SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 13, 1997
(Date of earliest event reported)

Commission File No. 333-21263





                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

       (c) Exhibits

     Item 601(a)
of Regulation S-K
     Exhibit No.                         Description
     -----------                         -----------
        (99)                             Collateral Term Sheets
                                         prepared by Norwest Asset
                                         Securities Corporation in
                                         connection with Norwest
                                         Asset Securities Corporation,
                                         Mortgage Pass-Through
                                         Certificates, Series 1997-19

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


November 13, 1997
                                            By:   /s/ B. David Bialzak
                                                  ------------------------------
                                                  B. David Bialzak
                                                  Vice President

                                INDEX TO EXHIBITS

                                                             Paper (P) or
Exhibit No.     Description                                 Electronic (E)
----------      -----------                                 --------------
(99)            Collateral Term Sheets                             P
                prepared by Norwest
                Asset Securities
                Corporation in connection
                with Norwest Asset
                Securities Corporation, Mortgage
                Pass-Through Certificates, Series 1997-19